1 2016 EEI Financial Forum Click to edit Master title style 1 EEI Financial Conference November 6-8, 2016 EXHIBIT 99.1

2016 EEI Financial Forum 2 Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, FERC, MPSC, NRC, and CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward- looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2015 Form 10-K and 2016 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

2016 EEI Financial Forum 3 We will continue to deliver long-term value to shareholders and an enhanced customer experience  Sharpening long-term investment approach to increase customer satisfaction and shareholder value  Increasing operating EPS* growth rate to 5% - 7% from 5% - 6%  Providing 2017 early outlook; 6.5% increase from 2016 original guidance  Targeting dividend growth rate of ~7% over next 3 years  Announcing 7.1% dividend increase in January 2017; annualized dividend per share of $3.30 130% 251% 92% 149% DTE Energy S&P 500 Utilities 10-YR 5-YR Total Shareholder Return (Bloomberg as of 9/30/16) Top quartile * Reconciliation to GAAP reported earnings included in the appendix

2016 EEI Financial Forum 4 • Overview • Long-Term Growth Update • Summary

2016 EEI Financial Forum 5 Growth is driven by strong, stable utilities and complementary non-utility businesses DTE Electric • Electric generation and distribution • 2.2 million customers • Fully regulated Gas Storage & Pipelines • Transport and store natural gas • 5 pipelines, 91 Bcf of storage Power & Industrial Projects • Own and operate energy related assets • 66 sites, 17 states Growth driven by infrastructure investments aimed at improving customer reliability Energy Trading • Active physical and financial gas and power marketing company Growth driven by strategic opportunities 75%-80% Utility 20%-25% Non-Utility DTE Gas • Natural gas transmission, storage and distribution • 1.2 million customers • Fully regulated

2016 EEI Financial Forum 6 Success is tied to our aspiration and continued focus on our system of priorities To be the best-operated energy company in North America and a force for growth and prosperity in the communities where we live and serve CUSTOMER

2016 EEI Financial Forum 7 Highly engaged and safe workforce is necessary to achieve our aspiration Winner of 4 consecutive Gallup Great Workplace Awards (2012, 2013, 2014, 2015) American Gas Association’s Safety Achievement Award (lowest OSHA recordable rate among AGA members) Employee safety year-to-date performance best in company’s history (and close to best in industry)

2016 EEI Financial Forum 8 DTE continues to move toward best in class in customer satisfaction Residential Electric Utility Residential Gas Utility DTE DTE Areas of Focus  Improving power reliability  Enhancing customer channels  Assisting low-income customers Goal Goal

2016 EEI Financial Forum 9 Continuous improvement has enabled us to be an industry leader in cost management * Source: SNL Financial, FERC Form 1; major US Electric Utilities with O&M > $800 million; excluding fuel and purchased power ** Source: SNL Financial, FERC Form 2; gas distribution companies with greater than 300,000 customers; excluding production expense Electric Peers* Gas Peers** 2008 to 2015 Change in O&M Costs 82% 92% Average 34% Daily focus on problem solving  Metrics drive progress  Scorecards monitor success DTE Gas -5% DTE Electric -3% Average 22%

2016 EEI Financial Forum 10  Minimal regulatory lag  Solid ROEs  Unique recovery mechanisms Source: Barclays, March 2016 Top Tier Michigan’s regulatory environment is one of the best in the country

2016 EEI Financial Forum 11 • Overview • Long-Term Growth Update • Summary

2016 EEI Financial Forum 12 Design detailed roadmap for the transformation of our business that ties near-term work to long-term success providing 30% - 40% cost reductions over the next decade  Apply continuous improvement  Use innovative technology to fundamentally improve customer experiences and achieve productivity gains Make infrastructure investments in new generation and reliability while maintaining customer affordability With significant investment ahead, DTE will define customer, operational and productivity goals to guide the long-term transformation of our business

2016 EEI Financial Forum 13 2017 – 2021 Plan 2012 – 2016 Plan $12 billion $13.5 billion 2017 – 2021 Capital Plan Electric................ $8.4 billion Distribution infrastructure, maintenance, new generation Gas ..................... $1.8 billion Base investments, infrastructure renewal, NEXUS related GSP ......... $2.2 to $2.8 billion Expansions, NEXUS P&I .............$0.6 to $1.0 billion Cogeneration, on-site energy Growth through 2021 fueled by investment in utility infrastructure and generation along with midstream opportunities +12.5%

2016 EEI Financial Forum 14 (dollars per share) Operating EPS growth rate of 6.8% from 2011 - 2016 Growth of 6.5% from 2016 original guidance to 2017 early outlook Increasing growth segment operating EPS target to 5% - 7% Growth enabled through:  No equity issuances until late 2019  Optimizing midstream growth platforms  Continuing utility investment to enhance customer satisfaction 2011 Actual 2016 Guidance 2017 Early Outlook** $3.75 $5.22 $4.93 Original Guidance ** Growth segments midpoint (excludes Energy Trading) $5.31 Earnings Per Share * Reconciliation to GAAP reported earnings included in the appendix Increasing operating EPS* growth target to 5% - 7% from 5% - 6% $5.25 Growth Segment Guidance

2016 EEI Financial Forum 15 (dollars per share) 2011 2016 2017 $2.35 $3.08 5-year dividend growth rate of 5.6% from 2011 - 2016 Increasing dividend 7.1% for 2017 Targeting annual dividend increases of ~7% in 2018 and 2019  Phase-in payout ratio to be in-line with peer average More than 100 years of continuous dividend payments Annualized Dividend Increasing annualized dividend in 2017 by 7.1% $3.30 * * Effective January 2017

2016 EEI Financial Forum 16 DTE Electric

2016 EEI Financial Forum 17 Generation and distribution infrastructure replacement will improve service to customers over the next 10 years DTE Electric Investment New generation • Retire 60% of coal fleet; replacing with clean energy Distribution infrastructure • Move electric reliability to 1st quartile Maintenance and other projects • Productivity and efficiency improvements to reduce costs 2012 – 2016 2017 – 2021 2022 – 2026 $7.4 billion $8.4 billion $9.8 billion

2016 EEI Financial Forum 18 Gas generation and renewables will replace coal fired generation Belle River St. Clair River Rouge Retirements* Additions* Wind / Solar Trenton New gas plant * Timing and mix is subject to change 2024 - 2030 New gas plant Wind / Solar 2017 - 2023 2017 - 2023 2024 - 2030 ~2,100 MW ~1,000 MW ~2,500 – 3,500 MW

2016 EEI Financial Forum 19 Distribution reliability investments focus on increasing customer satisfaction and driving efficiencies Tree Trimming Infrastructure Redesign Infrastructure Resilience Technology Enhancements Enhanced program has resulted in a 70% reliability improvement on trimmed circuits Upgraded nearly 20% of circuits since 2013; impact 33% of circuits by the end of 2020, improving reliability on impacted circuits by up to 70% Major investments planned at 20-25 substations by 2021 to address load growth and aging infrastructure Remote monitoring capability more than doubled from 2015 to 2016 with 100% capability planned by 2019

2016 EEI Financial Forum 20 20 DTE Gas

2016 EEI Financial Forum 21 Infrastructure renewal and replacement will improve service to customers over the next 10 years DTE Gas Investment NEXUS related compression Infrastructure renewal • Strengthen gas infrastructure by reducing planned main replacement cycle by half Base infrastructure • Transmission, compression, distribution, storage 2012 – 2016 2017 – 2021 $1.4 billion $1.8 billion 2022 – 2026 $1.7 billion

2016 EEI Financial Forum 22 Replacing aging infrastructure achieves a fundamental shift in performance, cost and productivity Main Replacement Pipeline Integrity Meter Move Out Systematically replaces poor performing unprotected main - minimizing leaks and improving customer satisfaction Drives productivity - reducing manual meter reading costs Strengthens the system - decreasing the potential for system failures

2016 EEI Financial Forum 23 Gas Storage & Pipelines (GSP)

2016 EEI Financial Forum 24 GSP has an asset portfolio with multiple growth platforms Growth Platforms Purposefully located in the best geology in North America  Bluestone Pipeline & Gathering  Millennium Pipeline  NEXUS Pipeline  Link* Lateral & Gathering Michigan Assets Strategically located between Chicago and Dawn trading hubs  Vector Pipeline  Storage  Gathering * Includes Appalachia Gathering System (AGS) and Stonewall Gas Gathering (SGG) Link* Lateral & Gathering NEXUS Pipeline DTE Gas DTE Storage Bluestone Pipeline & Gathering Michigan Gathering

2016 EEI Financial Forum 25 Pipeline and gathering platforms provide unique opportunities and synergies for long-term growth Bluestone Pipeline & Gathering • 0.1 Bcf/d expansion 4Q16 • Well positioned for future expansions • Bi-directional capabilities serving pipeline constrained Northeast markets Millennium Pipeline • 0.1 Bcf/d lateral expansion 2Q17; 0.2 Bcf/d expansion 2H18 • Well positioned for future expansions • Serves pipeline constrained Northeast markets NEXUS • Serves growing demand in the Midwest and Canadian markets • Late stages of planning for spring construction • Ohio interconnect agreements provide 1.75 Bcf/d of market access • Mainline expandable up to 2.0 Bcf/d Link Lateral & Gathering • Acquisition of AGS and SGG completed in October 2016 • Strong tie to existing markets; new market access to Gulf and Mid-Atlantic / LNG exports • Expansion potential over 1.0 Bcf/d

2016 EEI Financial Forum 26 GSP has a solid track record for earnings results and expects to continue this success * Reconciliation to GAAP reported earnings included in the appendix GSP Operating Earnings* 2011 2016E 2021E $115 - $120 $195 - $215 $57 (millions)  Pipeline and gathering platforms strategically situated to take advantage of best geology in North America  Assets will form the base for solid growth Capital investment 2017-2021: $2.2 - $2.8 billion New Projects

2016 EEI Financial Forum 27 Power & Industrial Projects (P&I)

P&I operates three distinct business lines across the United States

Industrial Energy Services



- On-site utility services for industrial and commercial customers
- Coke and pulverized coal for steel customers

Typical contract
5-20 years

Contract duration
~6 years

Renewable Energy



- Wood-fired power plants
- Convert landfill gas to energy

Typical contract
10-25 years

Contract duration
~15 years

Reduced Emissions Fuel (REF)



- Projects to reduce emissions from coal-fired plants
- Utility contracted

Contract duration
~5 years

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2016 EEI Financial Forum 29 Focus on strategic opportunities in utility-like projects and asset acquisitions for future growth U ti li ty -L ik e P ro ject s A sset A c q u is it io n Distinct capabilities  Experience with large industrial and commercial customers  History of executing utility-like long-term contracts  Expertise in operations and project management  Proficiency in providing full suite of utility services

2016 EEI Financial Forum 30 P&I’s new project growth will offset expiration of reduced emissions fuel earnings (millions) P&I Operating Earnings* Replace short-term REF earnings with long-term contracted value  Development of cogeneration and utility-like services  Asset acquisition Capital investment 2017-2021: $0.6 - $1.0 billion * Reconciliation to GAAP reported earnings included in the appendix 2011 2016E 2021E New Projects $100 - $110 $90 - $100 $38

2016 EEI Financial Forum 31 • Overview • Long-Term Growth Update • Summary

2016 EEI Financial Forum 32 Summary Value driven utility investments provide an excellent customer experience while ensuring affordable rates Constructive regulatory environment and continued cost savings enable utilities to earn authorized returns Strategic and transparent growth opportunities in non-utility businesses offer diversity in earnings and geography Strong EPS and dividend growth that deliver premium total shareholder returns

2016 EEI Financial Forum 33 Appendix

2016 EEI Financial Forum 34 2017 early outlook has a midpoint of $5.25 per share; growth from original 2016 guidance midpoint is consistent with 5% - 7% target * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading 2016 Current Guidance 2017 Early Outlook 2016 Original Guidance (millions, except EPS*) DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $615 - $625 135 - 141 115 - 120 90 - 100 (55) - (51) $900 - $935 $5.01 - $5.21 $15-25 $915 - $960 180 $5.09 - $5.35 $610 - $624 143 - 151 140 - 150 90 - 100 (64) - (60) $919 - $965 $5.12 - $5.38 $5-15 $924 - $980 180 $5.15 - $5.46 $584 - $600 135 - 141 105 - 115 90 - 100 (50) - (46) $864 - $910 $4.80 - $5.05 $0 $864 - $910 180 $4.80 - $5.05

2016 EEI Financial Forum 35 We recently revised our 2016 cash flow and capital expenditures guidance Capital Expenditures Summary Prior Guidance Revised Guidance DTE Electric Distribution Infrastructure $610 $610 New Generation 150 150 Maintenance & Other 790 790 $1,550 $1,550 DTE Gas Base Infrastructure $220 $220 NEXUS Related 110 110 Main Replacement** 100 100 $430 $430 Non-Utility $520 – 720 $1,800 Total $2,500 – 2,700 $3,780 (millions) Cash Flow Summary Prior Guidance Revised Guidance Cash From Operations* $1.8 $2.0 Capital Expenditures (2.7) (3.8) Free Cash Flow ($0.9) ($1.8) Asset Sales & Other - - Dividends (0.5) (0.5) Net Cash ($1.4) ($2.3) Debt Financing: Issuances $1.9 $2.7 Redemptions (0.5) (0.4) Change in Debt $1.4 $2.3 (billions) ** Includes Main Renewal / Meter Move-out / Pipeline Integrity * Prior guidance included ~$0.1b of equity issued for employee benefit programs

2016 EEI Financial Forum 36 A strong balance sheet remains a key priority and supports growth 21% 2016E 2017-2019E 52% 2016 2017-2019E Leverage* * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Funds from Operations** / Debt* Target 50%- 53% Target 20% + • Cash and credit metrics are key performance measures in our incentive plans • No equity issuances in 2016 ‒ Acquisition related equity of $675 million in late 2019 (through convertible equity units) ‒ No other equity planned through 2019 • Consistently achieve our cash targets and credit metrics ** Funds from Operations (FFO) is calculated using operating earnings

2016 EEI Financial Forum 37 DTE Electric plans $8.4 billion of investments over the next 5 years with a focus on increasing customer reliability * Includes power reliability, existing generation maintenance, AMI, Ludington expansion and other investments ** Includes working capital and rate base associated with surcharges Targeting 6% - 7% growth (millions) ~$15.6B ~$20.9B YE Rate Base** ~$714M ~$923M Depreciation 2016E 2017E 2018E 2019E 2020E 2021E Distribution infrastructure New generation Maintenance and other projects* 2017E - 2021E Total $2,000 $8,400 $3,200 $3,200 $1,550 $1,550 $1,550 $1,700 $1,800 $1,800

2016 EEI Financial Forum 38 Customer reliability will be improved through $1.8 billion of planned investments over the next 5 years at DTE Gas 2016E 2017E 2018E 2019E 2020E 2021E 2017E - 2021E Total Base infrastructure Main Replacement* NEXUS related $1,800 $100 $700 $1,000 ~$3.6B ~$5.0B - $5.1B YE Rate Base** ~$104M ~$154M Depreciation ** Includes working capital $430 $430 $380 $330 $330 $330 * Includes main renewal, meter move-out and pipeline integrity (millions) Targeting 7% - 8% growth

2016 EEI Financial Forum 39 Energy legislation ensures future reliability in Michigan • Key provisions include − Capacity requirements for all electricity providers − Integrated resource planning pre- approval process − 10 month final rate order − Energy efficiency related incentives and revenue decoupling • 2008 law works well and includes − 10% retail open access cap − Certificate of Need for large capital projects − 12 month final order; 6 month rate case self implementation − 10% renewable portfolio standard DTE Energy’s 5% - 7% EPS growth is not dependent on new energy legislation Proposed Legislation 2008 Law ...DTE customers would benefit from new capacity and reliability requirements

2016 EEI Financial Forum 40 The Michigan Public Service Commission (MPSC) is the state regulator for electric and gas utilities Source: MPSC website - www.michigan.gov/mpsc Norm Saari (R) Commissioner Appointed: 7/2/15 Term Ends: 7/2/21 Rachel Eubanks (I) Commissioner Appointed: 8/1/16 Term Ends: 7/2/17 • The MPSC establishes fair and reasonable rates and administers fair terms and conditions of service for Michigan’s utility customers • The MPSC is composed of three members appointed by the Governor with the advice and consent of the Senate • Commissioners are appointed to serve staggered six-year terms • One commissioner is designated as chairman by the Governor Sally Talberg (I) Chairman Appointed: 7/3/13 Term Ends: 7/2/19

2016 EEI Financial Forum 41 Regulatory Update – Electric and Gas • Self implemented general rates 3Q DTE Gas DTE Electric 2017 2016 2018+ • Self implemented general rates 4Q • Final rate order and IRM ruling 4Q • Final rate order 1Q • File rate case 2Q • Annual rate cases • Expect rate case filing 2018/2019

2016 EEI Financial Forum 42 GSP is well positioned in one of the most economic shale basins in North America $ / MMBtu $0 $1 $2 $3 $4 $5 Marcellus Shale NE Marcellus Shale SW Source: Credit Suisse February 2016 report and Wright and Company US Shale Basin Economics NYMEX Gas Price Required for 15% After-Tax IRR Ohio Utica Dry Gas Ohio Utica Wet Gas Our discussions with producers and 3rd party evaluators indicate that this region is poised for rapid growth Significant stacked play opportunities in Marcellus Shale / Dry Utica / Upper Devonian

2016 EEI Financial Forum 43 NEXUS continues to move forward with expected in service 4Q 2017 Natural Gas LDC Industrial Customer Power Generation Marcellus / Utica Dry Gas Core DTE Gas Vector • Contractors secured • Draft environmental impact statement (DEIS) complete • Procurement update – Compressors ordered – Compressor air permits secured • FERC approval – FEIS expected November 2016 – Certificate of construction expected 1Q 2017 • Begin construction 1Q 2017

2016 EEI Financial Forum 44 Acquisition of attractive gas midstream assets complements our existing business Closed on purchase of Link* Lateral & Gathering Connects geographically and strategically to our existing assets Provides access to high quality reserves in the SW Marcellus / Dry Utica Broadens and strengthens our producer relationships and market reach Allows for expansion and stacked play opportunities Utica Shale Marcellus Shale Link* Lateral & Gathering NEXUS Pipeline * Includes AGS and SGG

Reconciliation of 2011 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2011		Net Income (millions) *						
After-tax items:	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$711	$434	$110	$57	($6)	$38	$52	$26
Michigan Corporate Income Tax Adjustment	(87)	-	-	-	-	-	-	(87)
Fermi 1 Asset Retirement Obligation	9	9	-	-	-	-	-	-
Discontinued operations	3	-	-	-	3	-	-	-
Operating Earnings	$636	$443	$110	$57	($3)	$38	$52	($61)

2011		EPS **						
After-tax items:	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$4.18	$2.55	$0.65	$0.34	($0.04)	$0.22	$0.31	$0.15
Michigan Corporate Income Tax Adjustment	(0.50)	-	-	-	-	-	-	(0.50)
Fermi 1 Asset Retirement Obligation	0.05	0.05	-	-	-	-	-	-
Discontinued operations	0.02	-	-	-	0.02	-	-	-
Operating Earnings	$3.75	$2.60	$0.65	$0.34	($0.02)	$0.22	$0.31	($0.35)

* Total tax impact of adjustments to reported earnings: ($39)M

** Total tax impact of adjustments to reported EPS: ($0.23)

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2016 EEI Financial Forum 46 Reconciliation of Other Reported to Operating Earnings Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2011 operating earnings excluded the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012